                                                               Exhibit (a)(1)(i)

                              LETTER OF TRANSMITTAL

                    TO TENDER SHARES OF CLASS A COMMON STOCK
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED DECEMBER 2, 2004

                                       BY

                            HANOVER FOODS CORPORATION

                                       OF
              ALL SHARES OF CLASS A COMMON STOCK, $25.00 PAR VALUE,
                     HELD BY HOLDERS OF 15 OR FEWER SHARES

                              AT $131.00 PER SHARE

                   THE TENDER OFFER WILL EXPIRE AT 5:00 P.M.,
                HANOVER, PENNSYLVANIA TIME, ON JANUARY 7, 2005,
                      UNLESS THE TENDER OFFER IS EXTENDED

                            HANOVER FOODS CORPORATION
                          ATTENTION: PATRICIA TOWNSEND
                                1486 YORK STREET
                          HANOVER, PENNSYLVANIA 17331
                        FACSIMILE NUMBER: (717) 632-1485

                               ___________________

         DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE COPY NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO HANOVER FOODS CORPORATION.

         THE OFFER TO PURCHASE AND THIS ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be used only if you intend to tender your shares of Class A Common Stock. If you want to retain your shares, you do not need to take any action.

         IN ANY EVENT, YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO GARY KNISELY AT (717) 632-6000, PIETRO GIRAFFA AT (717) 632-6000, EXTENSION 3901 OR PATRICIA TOWNSEND AT (717) 632-6000, EXTENSION 3923.

LIST BELOW THE CERTIFICATE NUMBERS AND NUMBER OF SHARES TO WHICH THIS
LETTER OF TRANSMITTAL RELATES. IF THE SPACE PROVIDED BELOW IS INADEQUATE, LIST THE CERTIFICATE NUMBERS TENDERED ON A SEPARATELY EXECUTED AND SIGNED SCHEDULE AND AFFIX THE SCHEDULE TO THIS LETTER OF TRANSMITTAL. THE NAMES AND ADDRESSES OF THE HOLDERS SHOULD BE PRINTED, IF NOT ALREADY PRINTED BELOW, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING THE SHARES TENDERED HEREBY. THE SHARES THAT THE UNDERSIGNED WISHES TO TENDER SHOULD BE INDICATED IN THE APPROPRIATE BOXES.

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
                           (SEE INSTRUCTIONS 3 AND 4)

      NAME(S) AND ADDRESS(ES) OF                           SHARES TENDERED
          REGISTERED HOLDER(S)                            (Attach additional
(Please fill in, if blank, exactly as                  signed list if necessary)
      name(s) appear(s) on share
        certificate(s) tendered)
                                                TOTAL NUMBER OF
                                                    SHARES
                                    SHARE         REPRESENTED       NUMBER OF
                                 CERTIFICATE       BY SHARE          SHARES
                                   NUMBERS      CERTIFICATE(S)      TENDERED
                                   -------      --------------      --------


                             TOTAL SHARES TENDERED:
/ / Check here if any certificates representing shares tendered hereby have been lost, stolen, destroyed or mutilated. If so, you must complete an affidavit of loss and return it with your Letter of Transmittal. Please call Gary Knisely at (717) 632-6000, Pietro Giraffa at (717) 632-6000, extension 3901 or Patricia Townsend at (717) 632-6000, extension 3923, to obtain an affidavit of loss and for further instructions.

--------------------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to Hanover Foods Corporation, a Pennsylvania corporation, the above-described shares of Hanover Foods Corporation Class A common stock, par value $25.00 per share, upon the terms and subject to the conditions set forth in Hanover Foods Corporation's Offer to Purchase, dated December 2, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer.

         Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of and subject to the conditions of the tender offer (including, if the tender offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Hanover Foods Corporation all right, title and interest in and to all shares tendered hereby and hereby irrevocably constitutes and appoints Hanover Foods Corporation as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

         (a) cancel certificates for such shares and transfer such shares on Hanover Foods Corporation's books; and

         (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the tender offer.

         The undersigned hereby covenants, represents and warrants to Hanover Foods Corporation that:

         (a) the undersigned understands that tendering shares under any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

         (b) when and to the extent Hanover Foods Corporation accepts the shares for purchase, Hanover Foods Corporation will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

         (c) on request, the undersigned will execute and deliver any additional documents that Hanover Foods Corporation deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby.

         The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, are set forth in the box above.

         The undersigned understands that all shares properly tendered will be purchased at the purchase price, in cash, without interest, upon the terms and subject to the conditions of the tender offer promptly following the expiration date.

         The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Hanover Foods Corporation may amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered. The undersigned recognizes that Hanover Foods Corporation has no obligation, under the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder if the tendered shares do not represent the entire holdings of the shareholder.

         The undersigned understands that acceptance of shares by Hanover Foods Corporation for payment will constitute a binding agreement between the undersigned and Hanover Foods Corporation upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that no interest will be paid on the purchase price for tendered shares regardless of any extension of the tender offer or any delay in making such payment.

         The check for the aggregate net purchase price for the tendered shares that are purchased by Hanover Foods Corporation will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes below.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 5 AND 6)

         To be completed ONLY if any check for the purchase price is to be issued in the name of someone other than the undersigned.

Name:
    ---------------------------------------------------------------------------
                                Please Type or Print

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                (Include Zip Code)


-------------------------------------------------------------------------------
                   (Tax Identification or Social Security No.)
                   (See Substitute Form W-9 Included Herewith)

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 4 AND 6)

To be completed ONLY if the check for the purchase price is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Name:
     --------------------------------------------------------------------------
                                Please Type or Print
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 (Include Zip Code)


-------------------------------------------------------------------------------

                                    IMPORTANT
                            SHAREHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 4)
                   (PLEASE ALSO COMPLETE AND RETURN SUBSTITUTE
                           FORM W-9 CONTAINED HEREIN)

X
 ------------------------------------------------------------------------------

X
 ------------------------------------------------------------------------------
                            Signature(s) of Holder(s)


Dated:_____________________, 200__

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4.)

Name(s):
        -----------------------------------------------------------------------
                                       (Please Print)
Capacity (Full Title):
                      ---------------------------------------------------------
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)


-------------------------------------------------------------------------------
                     (Daytime Area Code and Telephone No.)


-------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)
                   (See Substitute Form W-9 Included Herewith)


                            GUARANTEE OF SIGNATURE(S)
                     (IF REQUIRED-SEE INSTRUCTIONS 1 AND 4)


-------------------------------------------------------------------------------
                              Authorized Signature

Name(s):
        -----------------------------------------------------------------------
Title:
      -------------------------------------------------------------------------

Name of Firm:
             ------------------------------------------------------------------
                                       Name of Firm
Address:
        -----------------------------------------------------------------------
                                    (Include Zip Code)


-------------------------------------------------------------------------------
                        (Daytime Area Code and Telephone No.)

Dated:         , 200__

-------------------------------------------------------------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
                 FORMING PART OF THE TERMS OF THE TENDER OFFER

         1. GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

         (a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

         (b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act, each such entity referred to as an "Eligible Institution."

         In all other cases, signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Shareholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signature on these documents may also need to be guaranteed. See Instruction 4.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used by shareholders who tender their shares to Hanover Foods Corporation. Certificates for all physically tendered shares, together with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to Hanover Foods Corporation at the appropriate address set forth herein and must be received by Hanover Foods Corporation before the expiration date.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

         Hanover Foods Corporation will not accept any alternative or contingent tenders. All tendering shareholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate number and/or, the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         4. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

         (a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

         (b) If the shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

         (c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

         (d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made to a person other than the registered holder(s). Signature(s) on such certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s) thereof, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

         (e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to Hanover Foods Corporation evidence satisfactory to Hanover Foods Corporation of that such person possess the proper authority to so act.

         5. STOCK TRANSFER TAXES. Except as provided in this Instruction 5, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Hanover Foods Corporation will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however, either:

         (a) payment of the purchase price is to be made to any person other than the registered holder(s); or

         (b) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then Hanover Foods Corporation will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

         6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if check(s) are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box captioned "Special Payment Instructions" and/or the box captioned "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 4.

         7. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by Hanover Foods Corporation in its sole discretion, which determinations shall be final and binding on all parties. Hanover Foods Corporation reserves the absolute right to reject any or all tenders of shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of Hanover Foods Corporation, be unlawful. Hanover Foods Corporation also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares or any particular shareholder, and Hanover Foods Corporation's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Hanover Foods Corporation shall determine. Neither Hanover Foods Corporation nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

         8. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and other related materials may be directed to Gary Knisely at (717) 632-6000, Pietro Giraffa at (717) 632-6000, extension 3901 or Patricia Townsend at (717) 632-6000, extension 3923.

         9. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 28% of the gross proceeds payable to a shareholder or other payee pursuant to the tender offer must be withheld and remitted to the U.S. Internal Revenue Service ("IRS") unless the shareholder or other payee provides its taxpayer identification number ("TIN") (employer identification number or social security number) to Hanover Foods Corporation (as payer) and certifies under penalty of perjury that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of Hanover Foods Corporation that it is not subject to backup withholding. If Hanover Foods Corporation is not provided with the correct TIN, the tendering shareholder also may be subject to penalties imposed by the IRS. The box in Part 3 of the form should be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and Hanover Foods Corporation is not provided with a TIN prior to payment, Hanover Foods Corporation will withhold 28% on all such payments. If the tendering shareholder provides Hanover Foods Corporation with a certified TIN within 60 days, the amount withheld shall be refunded by Hanover Foods Corporation. If withholding results in an overpayment of taxes, a refund may be obtained. Certain "exempt recipients" (including, among others, all corporations and certain Non-United States Holders (as defined below)) are not subject to these backup withholding requirements. In order for a Non-United States Holder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8BEN (or other applicable IRS Form), signed under penalties of perjury, attesting to that shareholder's exempt status. Such statement can be obtained from Hanover Foods Corporation.

         10. WITHHOLDING ON NON-UNITED STATES HOLDER. Even if a Non-United States Holder (as defined below) has provided the required certification to avoid backup withholding, Hanover Foods Corporation will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or such holder's agent unless Hanover Foods Corporation determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-United States Holder's conduct of a trade or business within the United States. For this purpose, a "Non-United States Holder" is any shareholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all of the substantial decisions of the trust, or certain trusts considered U.S. persons for federal income tax purposes. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to Hanover Foods Corporation before the payment a properly completed and executed IRS Form W-8BEN (or other applicable IRS Form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to Hanover Foods Corporation a properly completed and executed IRS Form W-8ECI. Hanover Foods Corporation will determine a shareholder's status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets those tests that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

         NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

         11. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If you are unable to locate the Certificate(s) representing your shares, contact Gary Knisely at (717) 632-6000, Pietro Giraffa at (717) 632-6000, extension 3901 or Patricia Townsend at (717) 632-6000, extension 3923 to receive the procedures to follow. This should occur promptly so that you can timely deliver your Letter of Transmittal and the required affidavit of loss to Hanover Foods Corporation.

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY HANOVER FOODS CORPORATION BEFORE 5:00 P.M., HANOVER, PENNSYLVANIA TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under the Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide Hanover Foods Corporation (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If Hanover Foods Corporation is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Shares purchased pursuant to the tender offer may be subject to backup withholding of 28%.

         Certain shareholders including, among others, certain corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a Non-United States Holder to qualify as an exempt recipient, such shareholder must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such shareholder's exempt status. The appropriate Form W-8 can be obtained from Hanover Foods Corporation. Exempt shareholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to Hanover Foods Corporation. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

         If backup withholding applies, Hanover Foods Corporation is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the tender offer, the shareholder is required to notify Hanover Foods Corporation of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (b) that (i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE HANOVER FOODS CORPORATION

         The shareholder is required to give Hanover Foods Corporation the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and Hanover Foods Corporation is not provided with a TIN within 60 days, Hanover Foods Corporation will withhold 28% of all payments of the purchase price to such shareholder.

         Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be directed to Gary Knisely at (717) 632-6000, Pietro Giraffa at
(717) 632-6000, extension 3901 or Patricia Townsend at (717) 632-6000, extension 3923. Shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the tender offer.

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help you determine the number to give the payer.

----------------------------------------------------------------------------------------------------
                                                                                   GIVE THE EMPLOYER
                             GIVE THE SOCIAL                                       IDENTIFICATION
  FOR THIS TYPE OF ACCOUNT:  SECURITY NUMBER OF ---    FOR THIS TYPE OF ACCOUNT:   NUMBER OF ---
----------------------------------------------------------------------------------------------------
1. Individual                The individual           6. Sole proprietorship or    The owner (3)
                                                         single-owner LLC

2. Two or more individuals   The actual owner of the  7. A valid trust, estate,    The legal entity (4)
   (joint account)           account or, if combined     or pension trust
                             funds, any one of the
                             individuals (1)

3. Custodian account of a    The minor (2)            8. Corporate or LLC          The corporation
   minor (Uniform Gift to                                electing corporate
   Minors Act)                                           status on Form 8832

4. (a) the usual revocable   The grantor-trustee (1)  9. Association, club,        The organization
       savings trust account                             religious, charitable,
       (grantor is also                                  educational or other
       trustee)                                          tax-exempt organization

   (b) So-called trust       The actual owner (1)    10. Partnership or multi-     The partnership
       account that is not a                             member LLC
       legal or valid trust
       under State law

5  Sole proprietorship or    The owner (3)           11. A broker or registered    The broker or nominee
   single-owner LLC                                      nominee

                                                     12. Account with the          The public entity
                                                         Department of
                                                         Agriculture in the name
                                                         of a public entity
                                                         (such as a state or
                                                         local government,
                                                         school district, or
                                                         prison) that receives
                                                         agricultural program
                                                         payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)      Circle the minor's name and furnish the minor's Social Security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or Employer Identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
                             ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you do not have a Taxpayer Identification Number, you should apply for one immediately. To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or online at www.sso.gov/online/ss5.html. You may also obtain this form by calling 1-800-772-1213. Use Form W-7, Application for an IRS Individual Taxpayer Identification Number, to apply for an EIN. You can obtain Forms W-7 and SS-4 by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

     o    A corporation.
     o    A financial institution.
     o An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
     o    The U.S. or any of its agencies or instrumentalities.
     o A state, the District of Columbia, a possession of the U.S., or any political subdivision or instrumentality thereof.
     o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
     o An international organization or any agency, or instrumentality thereof.
     o A registered dealer in securities or commodities registered in the U.S. District of Columbia or a possession of the U.S.
     o    A real estate investment trust.
     o A common trust fund operated by a bank under Section 584(a) of the Code.
     o An exempt charitable remainder trust, or a non-exempt trust described in Section 4947(a)(1) of the Code.
     o An entity registered at all times under the Investment Company Act of 1940.
     o    A foreign central bank of issue.

Exempt payees described above should file a Form W-9 to avoid possible erroneous back-up withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH A PAYER A COMPLETED IRS FORM W-8BEN (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(2), 6045 and 6050A of the Code and the regulations promulgated thereunder.

PRIVACY ACT NOTICE. - Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                               (SEE INSTRUCTION 9)

-----------------------------------------------------------------------------------------------------------------
                                      PAYER'S NAME: HANOVER FOODS CORPORATION

-----------------------------------------------------------------------------------------------------------------
SUBSTITUTE FORM W-9        PART 1 -- PLEASE PROVIDE YOUR TIN IN            TIN:__________________________________
                                     THE BOX AT RIGHT AND CERTIFY
                                     BY SIGNING AND DATING BELOW               Social Security Number or Employer
                                                                               Identification Number
                           --------------------------------------------------------------------------------------
Department or Treasury     PART 2 -- TIN APPLIED FOR / /
Internal Revenue Service



                           --------------------------------------------------------------------------------------
                           CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                           (1) The number shown on this form is my correct Taxpayer Identification Number (or I
Payer's Request for            am waiting for a number to be issued to me);
Taxpayer
Identification Number
(TIN")
and Certification          (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                               "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

                           (3) I am a U.S. Person (including a U.S. resident alien); and

                           (4) Any other information provided on this form is true and correct.



                           Signature:__________________________________      Date:______________________

                           --------------------------------------------------------------------------------------

You must cross out Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 28% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX PAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the expiration date of the offer, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a number.





------------------------------------            -------------------------------
             Signature                                        Date

--------------------------------------------------------------------------------